                                                                      Exhibit 99

                                                                   December 1999



                          [LOGO] FIFTH THIRD BANCORP


                         QUARTERLY FINANCIAL SUPPLEMENT
                                  1Q98 - 3Q99



Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided. All information, except market price and dividends per common share, has been restated to reflect the acquisitions of Enterprise Federal Bancorp (5/14/99), CNB Bancshares, Inc. (10/29/99) and Peoples Bank of Indianapolis (11/19/99) accounted for as pooling-of-interests. Numbers are unaudited for both year-end and quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 579-6246 or investorrelations.cincinnati@53.com.


           /s/Neal E. Arnold                    /s/Randy M. Keeling

           Neal E. Arnold                       Randy M. Keeling
           EVP/Chief Financial Officer          VP/External Reporting Manager
           (513)579-4356                        (513) 579-5286

FIFTH THIRD BANCORP
QUARTER ENDED


                                                                                        Three Months Ended
                                                             -----------------------------------------------------------------------
                                                               September 30,        June 30,         March 31,        December 31,
                                                                   1999              1999              1999              1998
                                                             -----------------   ---------------   --------------   ----------------
RATIOS (%)
----------
Return on Average Assets*                                           1.90              1.86              1.91              1.93
Return on Average Equity*                                           19.2              18.6              19.0              19.3
Average Equity/Average Assets                                       9.94              9.96             10.03             10.00
Net Interest Margin                                                 3.93              4.09              4.14              4.03
Overhead**                                                          42.9              45.0              45.1              43.7
Net Charge-Offs/Average Loans & Leases*                             0.30              0.40              0.38              0.44
Reserve/Loans & Leases Outstanding                                  1.48              1.48              1.48              1.48
Nonperforming Assets/Loans, Leases and OREO                         0.38              0.37              0.38              0.41
Underperforming Assets/Loans, Leases and OREO                       0.73              0.71              0.78              0.80
Loan Loss Reserve/Nonperforming Assets                            385.64            394.87            391.01            364.44
Loan Loss Reserve/Underperforming Assets                          202.33            207.78            189.68            186.31
*  - excludes merger-related charges
** - excludes one-time SAIF assessment

SHARE DATA
----------
Earnings Per Share                                          $       0.64      $       0.59      $       0.58      $       0.59
Diluted Earnings Per Share                                          0.63              0.58              0.57              0.57
Diluted Operating Earnings Per Share                                0.63              0.58              0.57              0.57
Dividends Per Common Share                                          0.24              0.20              0.20              0.20
Book Value Per Share                                               12.67             12.68             12.85             12.56
Shares Outstanding
          (net of treasury)                                  308,399,313       304,776,996       302,520,286       302,064,369
  High                                                      $      69.88      $      74.25      $      75.44      $      74.13
  Low                                                              58.63             61.63             62.38             50.31
  Close                                                            60.84             66.56             65.94             71.31
Price/Earnings Ratio                                               25.89             29.19             35.07             40.06

SUPPLEMENTAL DATA
-----------------
Common Dividends Declared (000's)                           $     65,983      $     54,262      $     53,475      $     53,384
Employees (FTE)                                                   11,963            11,870            11,521            11,354
Banking Centers                                                      648               639               637               631
ATMs                                                               1,380             1,389             1,458             1,455




FIFTH THIRD BANCORP
QUARTER ENDED

                                                                                Three Months Ended
                                                             -----------------------------------------------------
                                                               September 30,       June 30,         March 31,
                                                                   1998              1998              1998
                                                             ----------------   ---------------    ---------------
RATIOS (%)
----------
Return on Average Assets*                                           1.90             1.76              1.64
Return on Average Equity*                                           19.1             18.2              17.7
Average Equity/Average Assets                                       9.95             9.67              9.26
Net Interest Margin                                                 3.98             3.87              3.87
Overhead**                                                          45.0             44.3              46.6
Net Charge-Offs/Average Loans & Leases*                             0.46             0.44              0.54
Reserve/Loans & Leases Outstanding                                  1.48             1.48              1.43
Nonperforming Assets/Loans, Leases and OREO                         0.46             0.56              0.60
Underperforming Assets/Loans, Leases and OREO                       0.85             0.81              0.83
Loan Loss Reserve/Nonperforming Assets                            319.63           262.80            240.03
Loan Loss Reserve/Underperforming Assets                          174.77           181.99            173.40
*  - excludes merger-related charges
** - excludes one-time SAIF assessment

SHARE DATA
----------
Earnings Per Share                                          $       0.56     $       0.18      $       0.48
Diluted Earnings Per Share                                          0.56             0.18              0.47
Diluted Operating Earnings Per Share                                0.56             0.52              0.47
Dividends Per Common Share                                          0.17             0.17              0.17
Book Value Per Share                                               12.37            12.10             11.53
Shares Outstanding
          (net of treasury)                                  301,870,083      303,041,664       298,054,146
  High                                                      $      67.25     $      63.13      $      58.83
  Low                                                              49.25            47.50             49.50
  Close                                                            57.50            63.00             57.00
Price/Earnings Ratio                                               34.64            39.88             30.88

SUPPLEMENTAL DATA
-----------------
Common Dividends Declared (000's)                           $     45,343     $     46,852      $     41,131
Employees (FTE)                                                   11,089           11,358            11,049
Banking Centers                                                      631              642               655
ATMs                                                               1,439            1,281             1,250

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                                         Three Months Ended
                                                             -----------------------------------------------------------------------
                                                               September 30,      June 30,         March 31,         December 31,
                                                                   1999             1999             1999                 1998
                                                             ----------------  -------------     -------------     ----------------
INCOME STATEMENT ($000s)
------------------------
Interest Income-FTE                                          $   721,802       $   686,951       $   658,532       $   658,744
Interest Expense                                                 345,535           316,275           301,711           312,701
                                                             ----------------  -------------     -------------     ---------------
Net Interest Income-FTE                                          376,267           370,676           356,821           346,043
Loan Loss Provision                                               29,648            35,271            25,391            30,097
Merger-Related Provision                                               -                 -                 -                 -
Operating Income:
  Investment Advisory Income                                      49,352            45,661            42,439            40,528
  Service Charges on Deposits                                     45,317            42,901            39,497            41,138
  Data Processing Income                                          46,214            41,904            38,396            41,254
  Other Non-Interest Income                                       84,045            86,955            81,479            84,024
  Securities Gains (Losses)                                      (3,003)               988             1,632             3,395
  Foreign Exchange Income                                          3,134             2,803             3,151             2,624
                                                             ----------------  -------------     -------------     ---------------
    Total Operating Income                                       222,059           221,212           206,594           212,963
Operating Expenses:
  Salaries, Wages & Incentives                                   107,474           110,376           101,183            97,963
  Employee Benefits                                               18,209            23,335            22,974            15,656
  Equipment Expenses                                              12,005            12,260            12,039            12,285
  Net Occupancy Expenses                                          18,797            17,555            17,401            17,150
  Deposit Insurance Expense                                        1,884             1,852             1,889             1,936
  Foreclosed Property Expense                                        390               572               353               576
  Other Expenses                                                  97,743           100,292            98,472            98,995
  Merger-Related Charges                                               -                 -                 -                 -
                                                             ----------------  -------------     -------------     ---------------
    Total Operating Expenses                                     256,502           266,242           254,311           244,561
                                                             ----------------  -------------     -------------     ---------------
Pre-Tax Income-FTE                                               312,176           290,375           283,713           284,348
Tax Equivalent Adjustment                                         18,980            18,355            17,726            16,997
                                                             ----------------  -------------     -------------     ---------------
Income Before Income Taxes                                       293,196           272,020           265,987           267,351
Applicable Income Taxes                                           97,748            91,848            89,645            89,554
                                                             ----------------  -------------     -------------     ---------------
Net Income                                                   $   195,448       $   180,172       $   176,342       $   177,797
                                                             ================  =============     =============     ===============
Operating Earnings**                                         $   195,448       $   180,172       $   176,342       $   177,797
REGULATORY CAPITAL DATA ($000s)
-------------------------------
Tier 1 Capital                                                 4,062,989         3,933,200         3,761,690         3,648,480
Tier 2 Capital                                                   625,805           602,228           582,169           577,016
                                                             ----------------  -------------     -------------     ---------------
  Total Risk-Based Capital                                   $ 4,688,794       $ 4,535,428       $ 4,343,859       $ 4,225,496
                                                             ================  =============     =============     ===============
Total Risk-Adjusted Assets                                   $31,419,593       $30,109,468       $29,946,771       $29,257,928
Leverage Ratio                                                      9.98%            10.10%            10.04%             9.99%
Tier 1 Risk-Based Capital Ratio                                    12.93%            13.06%            12.56%            12.47%
Total Risk-Based Capital Ratio                                     14.92%            15.06%            14.51%            14.44%


FIFTH THIRD BANCORP
QUARTER ENDED

                                                                               Three Months Ended
                                                             -------------------------------------------------
                                                              September 30,     June 30,          March 31,
                                                                   1998           1998              1998
                                                             --------------   -------------     --------------
INCOME STATEMENT ($000s)
------------------------
Interest Income-FTE                                          $   661,350      $   667,397       $   659,600
Interest Expense                                                 326,223          338,469           338,554
                                                             --------------   -------------     ------------
Net Interest Income-FTE                                          335,127          328,928           321,046
Loan Loss Provision                                               17,123           30,378            29,189
Merger-Related Provision                                               -           16,702                 -
Operating Income:
  Investment Advisory Income                                      41,545           34,110            30,581
  Service Charges on Deposits                                     40,526           39,675            34,447
  Data Processing Income                                          36,168           33,073            30,476
  Other Non-Interest Income                                       74,427           68,859            63,187
  Securities Gains (Losses)                                        2,755            1,386             4,816
  Foreign Exchange Income                                          2,462              564             1,524
                                                             --------------   -------------     ------------
    Total Operating Income                                       197,883          177,667           165,031
Operating Expenses:
  Salaries, Wages & Incentives                                   100,071           94,175            90,033
  Employee Benefits                                               19,558           14,150            22,767
  Equipment Expenses                                              11,090           11,170            10,784
  Net Occupancy Expenses                                          17,229           16,421            15,979
  Deposit Insurance Expense                                        2,054            2,155             2,080
  Foreclosed Property Expense                                        459              645               606
  Other Expenses                                                  89,280           85,873            84,020
  Merger-Related Charges                                               -          131,047                 -
                                                             --------------   -------------     ------------
    Total Operating Expenses                                     239,741          355,636           226,269
                                                             --------------   -------------     ------------
Pre-Tax Income-FTE                                               276,146          103,879           230,619
Tax Equivalent Adjustment                                         15,113           14,785            14,269
                                                             --------------   -------------     ------------
Income Before Income Taxes                                       261,033           89,094           216,350
Applicable Income Taxes                                           89,962           35,833            71,967
                                                             --------------   -------------     ------------
Net Income                                                   $   171,071      $    53,261       $   144,383
                                                             ==============   =============     ============
Operating Earnings**                                         $   171,071      $   159,047       $   144,383
REGULATORY CAPITAL DATA ($000s)
-------------------------------
Tier 1 Capital                                                 3,548,654        3,495,164         3,179,396
Tier 2 Capital                                                   568,803          618,589           597,432
                                                             --------------   -------------     ------------
  Total Risk-Based Capital                                   $ 4,117,457      $ 4,113,753       $ 3,776,828
                                                             ==============   =============     ============
Total Risk-Adjusted Assets                                   $28,297,449      $28,136,530       $28,932,501
Leverage Ratio                                                      9.94%            9.63%             8.91%
Tier 1 Risk-Based Capital Ratio                                    12.54%           12.42%            10.99%
Total Risk-Based Capital Ratio                                     14.55%           14.62%            13.05%

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                                       Three Months Ended
                                                             -----------------------------------------------------------------------
                                                               September 30,      June 30,         March 31,        December 31,
                                                                   1999             1999             1999               1999
                                                             ----------------  -------------     -------------     ---------------
BALANCE SHEET - ASSETS ($000s)
------------------------------
Cash and Cash Equivalents                                    $   891,346       $   941,901       $   901,638       $ 1,045,368
Available-for-Sale Securities                                 12,761,330        12,638,561        12,353,721        11,183,935
Held-to-Maturity Securities                                      132,207           101,687           124,282           121,880
Other Short-Term Investments                                     394,831           147,682           143,534           164,760
                                                             ----------------  -------------     -------------     ---------------
  Total Securities                                            13,288,368        12,887,930        12,621,537        11,470,575
                                                             ----------------  -------------     -------------     ---------------
    Total Cash and Securities                                 14,179,714        13,829,831        13,523,175        12,515,943
Loans Held for Sale                                              189,827           276,101           458,171           588,972
Loans and Leases Held for Investment (before reserve)         25,250,958        23,700,856        22,652,735        22,356,524
                                                             ----------------  -------------     -------------     ---------------
  Total Loans and Leases                                      25,440,785        23,976,957        23,110,906        22,945,496
Loan Loss Reserve                                               (373,242)         (350,486)         (336,377)         (331,621)
Goodwill                                                         201,031           184,040           175,859           167,827
Other Intangibles                                                235,521           230,778           241,929           247,365
                                                             ----------------  -------------     -------------     ---------------
Intangible Assets                                                436,552           414,818           417,788           415,192
Mortgage Servicing Rights                                        101,442            95,468            86,145            81,657
Other Real Estate Owned                                           12,215            12,679            13,369            12,622
Other Assets                                                   1,649,022         2,007,748         1,246,112         1,452,977
                                                             ----------------  -------------     -------------    ---------------
    Total Assets                                             $41,446,488       $39,987,015       $38,061,118      $ 37,092,266
                                                             ================  =============     =============    ===============
BALANCE SHEET - LIABILITIES ($000s)
-----------------------------------
Deposits                                                     $25,006,594       $25,601,981       $24,668,315      $ 24,495,784
Borrowings:
  Short-Term                                                   8,979,955         6,717,762         5,693,158         4,514,636
  Long-Term                                                    2,371,239         2,609,964         2,542,160         3,063,590
Convertible Subordinated Debentures                              172,500           172,500           172,500           172,500
Other Liabilities                                              1,008,458         1,019,066         1,096,955         1,050,702
                                                             ----------------  -------------     -------------    ---------------
    Total Liabilities                                         37,538,746        36,121,273        34,173,088        33,297,212
                                                             ================  =============     =============    ===============
BALANCE SHEET - EQUITY ($000s)
------------------------------
Common Equity                                                  4,097,879         3,952,783         3,835,875         3,758,293
Net Unrealized Gains (Losses) on
  Securities Available for Sale                                 (190,137)          (82,412)           81,455            94,720
Treasury Stock, at Cost                                               --            (4,629)          (29,300)          (57,959)
                                                             ----------------  -------------     -------------    ---------------
Total Shareholders' Equity                                   $ 3,907,742       $ 3,865,742       $ 3,888,030      $  3,795,054
                                                             ================  =============     =============    ===============
Common Shares Outstanding (net of treasury)                  308,399,313       304,776,996       302,520,286       302,064,369
Treasury Shares Held                                                  --            73,636           466,111           922,028



FIFTH THIRD BANCORP
QUARTER ENDED

                                                                              Three Months Ended
                                                             ------------------------------------------------
                                                               September 30,    June 30,          March 31,
                                                                     1998          1998              1998
                                                              --------------   -------------     ------------
BALANCE SHEET - ASSETS ($000s)
------------------------------
Cash and Cash Equivalents                                     $   935,300      $ 1,164,871       $   945,601
Available-for-Sale Securities                                  11,085,982       10,348,202        11,322,910
Held-to-Maturity Securities                                       116,467          132,830           122,896
Other Short-Term Investments                                      152,120           96,699           103,129
                                                              --------------  -------------      ------------
  Total Securities                                             11,354,569       10,577,731        11,548,935
                                                              --------------  -------------      ------------
    Total Cash and Securities                                  12,289,869       11,742,602        12,494,536
Loans Held for Sale                                               488,935          394,222           626,632
Loans and Leases Held for Investment (before reserve)          21,981,021       22,417,647        21,978,115
                                                              --------------  -------------      ------------
  Total Loans and Leases                                       22,469,956       22,811,869        22,604,747
Loan Loss Reserve                                                (325,294)        (331,841)         (314,960)
Goodwill                                                          173,008          177,188           112,799
Other Intangibles                                                 239,158          244,497           250,066
                                                              --------------  -------------      ------------
Intangible Assets                                                 412,166          421,685           362,865
Mortgage Servicing Rights                                          82,058           78,575            75,563
Other Real Estate Owned                                            12,969           16,086            16,079
Other Assets                                                    1,267,812        1,215,128         1,232,425
                                                             --------------   -------------     ------------
    Total Assets                                             $ 36,209,536     $ 35,954,104      $ 36,471,255
                                                             ==============   =============     ============
BALANCE SHEET - LIABILITIES ($000s)
-----------------------------------
Deposits                                                     $ 24,210,315     $ 24,251,755      $ 24,188,934
Borrowings:
  Short-Term                                                    4,449,118        4,570,947         5,402,357
  Long-Term                                                     2,630,210        2,370,260         2,548,620
Convertible Subordinated Debentures                               172,500          172,500                --
Other Liabilities                                               1,012,743          922,691           894,309
                                                             --------------   -------------     ------------
    Total Liabilities                                          32,474,886       32,288,153        33,034,064
                                                             ==============   =============     ============
BALANCE SHEET - EQUITY ($000s)
------------------------------
Common Equity                                                   3,670,275        3,567,300         3,518,672
Net Unrealized Gains (Losses) on
  Securities Available for Sale                                   135,645           98,651            93,375
Treasury Stock, at Cost                                           (71,270)              --          (175,012)
                                                             --------------   -------------     ------------
Total Shareholders' Equity                                   $  3,734,650     $  3,665,951      $  3,437,035
                                                             ==============   =============     ============
Common Shares Outstanding (net of treasury)                   302,064,369      301,870,083       298,054,146
Treasury Shares Held                                            1,116,365               --         5,131,205


FIFTH THIRD BANCORP
QUARTER ENDED

                                                                               Three Months Ended
                                                     ---------------------------------------------------------------------
                                                      September 30,       June 30,        March 31,        December 31,
                                                           1999             1999             1999              1998
                                                     ----------------- ----------------- -------------- ------------------
AVERAGE BALANCE SHEET ($000s)
-----------------------------
Taxable Securities                                   $  12,252,758    $  11,815,761    $  11,147,693    $  10,550,686
Tax Exempt Securities                                      777,102          776,717          759,215          719,944
Loans & Leases                                          24,966,886       23,719,691       23,017,230       22,777,747
                                                     -------------    -------------    -------------    -------------
Total Earning Assets                                    37,996,746       36,312,169       34,924,138       34,048,377
                                                     -------------    -------------    -------------    -------------
Cash and Due from Banks                                    920,016          887,620          926,914          965,848
Other Assets                                             2,158,038        2,098,078        1,957,719        1,823,124
Reserve for Credit Losses                                 (361,846)        (346,087)        (334,201)        (327,199)
                                                     -------------    -------------    -------------    -------------
  Total Assets                                       $  40,712,954    $  38,951,780    $  37,474,570    $  36,510,150
                                                     =============    =============    =============    =============

Interest Checking                                    $   3,807,051    $   3,767,039    $   3,644,779    $   3,538,872
Savings & Money Market                                   6,165,627        6,086,599        6,004,936        5,913,052
Time Deposits                                           11,763,754       11,053,893       10,876,707       11,282,268
Short-Term Borrowings                                    7,412,048        6,690,933        6,035,053        4,876,107
Long-Term Borrowings                                     2,482,571        2,482,537        2,393,322        2,534,512
                                                     -------------    -------------    -------------    -------------
  Total Interest-Bearing Liabilities                    31,631,051       30,081,001       28,954,797       28,144,811
Demand Deposits                                          3,739,707        3,702,126        3,568,937        3,562,680
Other Liabilities                                        1,294,515        1,287,229        1,191,865        1,153,006
                                                     -------------    -------------    -------------    -------------
  Total Liabilities                                     36,665,273       35,070,356       33,715,599       32,860,496
Common Equity                                            4,047,681        3,881,424        3,758,970        3,649,654
                                                     -------------    -------------    -------------    -------------
  Total Liabilities & Shareowners' Equity            $  40,712,954    $  38,951,780    $  37,474,570    $  36,510,150
                                                     =============    =============    =============    =============

Average Loans and Leases (excluding held for sale)   $  24,594,885    $  23,197,628    $  22,338,142    $  22,176,213
Average Shares Outstanding
  Basic                                                307,344,344      304,196,929      303,150,955      302,772,206
  Diluted                                              315,732,310      312,946,846      312,171,701      310,660,004


                                                                    Three Months Ended
                                                     ---------------------------------------------------
                                                       September 30,     June 30,          March 31,
                                                           1998            1998              1998
                                                     ---------------  ---------------  ----------------
AVERAGE BALANCE SHEET ($000s)
-----------------------------
Taxable Securities                                    $  10,172,781    $  10,700,836    $  10,861,176
Tax Exempt Securities                                       693,126          644,842          545,519
Loans & Leases                                           22,528,704       22,718,284       22,198,658
                                                      -------------    -------------    -------------
Total Earning Assets                                     33,394,611       34,063,962       33,605,353
                                                      -------------    -------------    -------------
Cash and Due from Banks                                     870,602          845,934          808,681
Other Assets                                              1,755,527        1,697,646        1,574,712
Reserve for Credit Losses                                  (320,193)        (318,623)        (315,396)
                                                      -------------    -------------    -------------
  Total Assets                                        $  35,700,547    $  36,288,919    $  35,673,350
                                                      =============    =============    =============

Interest Checking                                     $   3,450,772    $   3,256,406    $   3,096,284
Savings & Money Market                                    5,787,290        5,988,888        5,927,012
Time Deposits                                            11,490,211       11,507,606       11,767,949
Short-Term Borrowings                                     4,516,659        5,513,303        5,446,283
Long-Term Borrowings                                      2,452,454        2,452,990        2,330,291
                                                      -------------    -------------    -------------
  Total Interest-Bearing Liabilities                     27,697,386       28,719,193       28,567,819
Demand Deposits                                           3,353,619        3,236,589        3,039,294
Other Liabilities                                         1,095,775          824,593          764,014
                                                      -------------    -------------    -------------
  Total Liabilities                                      32,146,780       32,780,375       32,371,127
Common Equity                                             3,553,767        3,508,544        3,302,223
                                                      -------------    -------------    -------------
  Total Liabilities & Shareowners' Equity             $  35,700,547    $  36,288,919    $  35,673,350
                                                      =============    =============    =============

Average Loans and Leases (excluding held for sale)    $  22,145,030    $  22,215,635    $  21,813,347
Average Shares Outstanding
  Basic                                                 303,132,371      300,705,273      298,481,281
  Diluted                                               311,887,118      306,530,429      304,366,168

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                                            Three Months Ended
                                                                   --------------------------------------------------------
                                                                       September 30,  June 30,     March 31,  December 31,
                                                                           1999         1999         1999         1998
                                                                    ---------------- ----------  ------------ -------------
ASSET QUALITY ($000s)
---------------------
Non-Accrual Loans                                                       $  83,750    $  75,210    $  71,780    $  77,177
Renegotiated Loans                                                            820          871          879        1,195
Other Real Estate Owned                                                    12,215       12,679       13,369       12,622
                                                                        ---------    ---------    ---------    ---------
  Total Non-Performing Assets                                              96,785       88,760       86,028       90,994
Loans 90+ Days Past Due                                                    87,686       79,920       91,311       87,002
                                                                        ---------    ---------    ---------    ---------
  Total NPAs Plus Loans Over 90 Days                                    $ 184,471    $ 168,680    $ 177,339    $ 177,996
                                                                        =========    =========    =========    =========

LOAN PORTFOLIO ($ IN MILLIONS)
(NET OF UNEARNED DISCOUNT)
-----------------------------

Construction & Land Development                                         $   1,023    $     958    $     834    $     826
Commercial Mortgages                                                        2,615        2,402        2,223        2,193
Commercial Loans & Leases                                                   7,743        7,436        7,156        6,974
Residential Mortgages                                                       5,969        5,606        5,931        6,200
Home Equity Loans                                                           1,993        1,800        1,672        1,705
Credit Card Outstandings                                                      299          313          300          360
Other Consumer                                                              5,798        5,462        4,995        4,687
                                                                        ---------    ---------    ---------    ---------
  Total Loans & Leases                                                  $  25,440    $  23,977    $  23,112    $  22,945
                                                                        =========    =========    =========    =========

NON-PERFORMING LOANS ($000s)
(NON-ACCRUAL PLUS RENEGOTIATED)
-------------------------------

Construction & Land Development                                         $      --    $     237    $     198    $     542
Commercial Mortgages                                                       19,720       18,699       13,649       14,452
Commercial Loans & Leases                                                  40,623       34,246       33,155       36,928
Residential                                                                20,932       20,031       22,114       22,655
Installment                                                                 3,295        2,868        3,543        3,795
                                                                        ---------    ---------    ---------    ---------
Total                                                                   $  84,570    $  76,081    $  72,659    $  78,372
                                                                        =========    =========    =========    =========

NET CHARGE-OFFS ($000s)
-----------------------
Commercial Real Estate                                                  $     257    $    (544)   $    (789)   $     423
Commercial Loans & Leases                                                   1,965        6,640        5,396        5,956
Residential Mortgages                                                         350          174          431          625
Consumer                                                                    9,700       11,293       11,430       11,187
Leases                                                                      6,627        5,316        4,569        6,280
                                                                        ---------    ---------    ---------    ---------
  Total                                                                 $  18,899    $  22,879    $  21,037    $  24,471
                                                                        =========    =========    =========    =========

Gross Charge-Offs                                                          28,612       33,578       29,107       33,638
Recoveries                                                                 (9,713)     (10,699)      (8,070)      (9,167)
                                                                        ---------    ---------    ---------    ---------
  Net Charge-Offs                                                       $  18,899    $  22,879    $  21,037    $  24,471
                                                                        =========    =========    =========    =========
* - 2Q98 includes the effect of merger-related charge-offs of $5,952.


                                                                                  Three Months Ended
                                                                   ----------------------------------------------
                                                                      September 30,    June 30,     March 31,
                                                                          1998           1998        1998
                                                                    ----------------  ----------  ---------------
ASSET QUALITY ($000s)
---------------------
Non-Accrual Loans                                                        $  87,844    $ 109,864    $ 114,208
Renegotiated Loans                                                             960          323          928
Other Real Estate Owned                                                     12,969       16,086       16,079
                                                                         ---------    ---------    ---------
  Total Non-Performing Assets                                              101,773      126,273      131,215
Loans 90+ Days Past Due                                                     84,351       56,068       50,425
                                                                         ---------    ---------    ---------
  Total NPAs Plus Loans Over 90 Days                                     $ 186,124    $ 182,341    $ 181,640
                                                                         =========    =========    =========
LOAN PORTFOLIO ($ IN MILLIONS)
(NET OF UNEARNED DISCOUNT)
-----------------------------
Construction & Land Development                                          $     779    $     768    $     761
Commercial Mortgages                                                         2,135        2,168        2,212
Commercial Loans & Leases                                                    6,745        6,583        6,320
Residential Mortgages                                                        6,321        7,062        7,092
Home Equity Loans                                                            1,570        1,388        1,382
Credit Card Outstandings                                                       324          334          334
Other Consumer                                                               4,595        4,509        4,504
                                                                         ---------    ---------    ---------
  Total Loans & Leases                                                   $  22,469    $  22,812    $  22,605
                                                                         =========    =========    =========
NON-PERFORMING LOANS ($000s)
(NON-ACCRUAL PLUS RENEGOTIATED)
--------------------------------
Construction & Land Development                                          $   1,415    $   4,430    $   7,245
Commercial Mortgages                                                        13,467       13,280       11,808
Commercial Loans & Leases                                                   42,459       55,859       59,228
Residential                                                                 27,720       32,178       33,102
Installment                                                                  3,743        4,440        3,753
                                                                         ---------    ---------    ---------
Total                                                                    $  88,804    $ 110,187    $ 115,136
                                                                         =========    =========    =========
NET CHARGE-OFFS ($000s)
-----------------------
Commercial Real Estate                                                   $     (11)   $   1,579    $   6,207
Commercial Loans & Lease                                                    12,343       12,679        7,428
Residential Mortgages                                                            8          586          145
Consumer                                                                     7,382        9,944       10,390
Leases                                                                       6,061        5,642        4,975
                                                                         ---------    ---------    ---------
  Total                                                                  $  25,783    $  30,430    $  29,145
                                                                         =========    =========    =========
Gross Charge-Offs                                                           33,127       39,501       36,525
Recoveries                                                                  (7,344)      (9,071)      (7,380)
                                                                         ---------    ---------    ---------
  Net Charge-Offs                                                        $  25,783    $  30,430    $  29,145
                                                                         =========    =========    =========
* - 2Q98 includes the effect of merger-related charge-offs of $5,952.


FIFTH THIRD BANCORP
YEAR ENDED
----------------------------------------------------------

                                                   -----------------------------------------------------------------------------
                                                        1998           1997             1996            1995            1994
                                                   -----------------------------------------------------------------------------
RATIOS %
Return on Average Assets*                                 1.80           1.57             1.52            1.47             1.42
Return on Average Equity*                                18.4           17.2             16.3            15.9             15.6
Average Equity/Average Assets                             9.80           9.16             9.28            9.24             9.10
Net Interest Margin                                       3.93           3.86             3.83            3.76             3.95
Overhead**                                               44.9           46.8             48.3            50.1             52.5
Net Charge-Offs/Average Loans & Leases *                  0.47           0.43             0.40            0.23             0.15
Reserve/Loans & Leases Outstanding                        1.48           1.43             1.41            1.47             1.50
Nonperforming Assets/Loans, Leases and OREO               0.41           0.54             0.62            0.71             0.55
Underperforming Assets/Loans, Leases and OREO             0.80           0.79             0.85            0.85             0.66
Loan Loss Reserve/Nonperforming Assets                  364.44         265.41           228.08          206.69           272.84
Loan Loss Reserve/Underperforming Assets                186.31         180.05           164.61          172.61           226.89
* - excludes merger-related charges
** - excludes one-time SAIF assessment

SHARE DATA
Earnings Per Share                                $       1.81   $      1.78      $       1.48    $       1.36     $       1.16
Diluted Earnings Per Share                                1.78           1.75             1.45            1.32             1.12
Diluted Operating Earnings Per Share                      2.12           1.75             1.55            1.32             1.12
Dividends Per Common Share                                0.71            .56 8/9          .48 8/9         .42 2/3          .35 5/9
Book Value Per Share                                     12.56          11.28            10.35            9.15             7.71
Shares Outstanding (net of treasury)               302,064,369    297,760,466      303,013,639     290,579,395      282,869,895
Market Price Per Share:
  High                                            $      74.13   $      55.67     $      33.00    $      22.67     $      16.30
  Low                                                    47.50          27.00            19.33           13.93            13.33
  Close                                                  71.31          54.50            27.92           21.70            14.22
Price/Earnings Ratio                                     40.06          31.14            19.26           16.44            12.70

SUPPLEMENTAL DATA
Common Dividends Declared (000's)                 $    186,710   $    137,288     $    118,477    $     97,214     $     82,581
Employees (FTE)                                         11,354         11,246           10,858          10,220            9,605
Banking Centers                                            631            654              654             620              594

* - excludes merger-related charges
** - excludes one-time SAIF assessment

FIFTH THIRD BANCORP
YEAR ENDED
------------------------------------

                                     ------------------------------------------------------------------------------------
                                         1998              1997              1996              1995             1994
                                     ------------------------------------------------------------------------------------
INCOME STATEMENT ($000S)
Interest Income-FTE                  $ 2,647,091       $ 2,528,690       $ 2,317,176       $ 1,987,539       $  1,573,829
Interest Expense                       1,315,947         1,304,077         1,189,309         1,045,392            720,291
                                     ------------------------------------------------------------------------------------
Net Interest Income-FTE                1,331,144         1,224,613         1,127,867           942,147            853,538
Loan Loss Provision                      106,787           116,946            82,880            54,819             49,264
Merger-Related Provision                  16,702                --                --                --                 --
Operating Income:
  Trust Income                           146,764           111,779            91,785            75,875             66,119
  Service Charges on Deposits            155,786           132,340           115,436            92,503             82,681
  Data Processing Income                 140,971           112,506            88,930            75,888             64,986
  Other Non-Interest Income              290,497           220,659           185,933           151,653            134,593
  Securities Gains (Losses)               12,352             8,471             9,208             8,915             (4,061)
  Foreign Exchange Income                  7,174             4,673             2,732             2,326              1,317
                                     ------------------------------------------------------------------------------------
    Total Operating Income               753,544           590,428           494,024           407,160            345,635
Operating Expenses:
  Staff Expense                          454,373           402,338           381,541           328,616            309,198
  Equipment Expenses                      45,329            40,393            38,551            34,751             33,032
  Net Occupancy Expenses                  66,779            63,493            60,549            51,468             46,756
  Deposit Insurance Expenses               8,225             7,487            17,109            28,711             37,007
  Foreclosed Property Expense              2,286             1,891             2,092             1,885              1,219
  Other Expenses                         358,168           334,300           283,919           229,967            202,694
  One-Time SAIF Assessment                    --                --            49,600                --                 --
  Merger-Related Charges                 131,047                --                --                --                 --
                                     ------------------------------------------------------------------------------------
    Total Operating Expenses           1,066,207           849,902           833,361           675,398            629,906
                                     ------------------------------------------------------------------------------------
Pre-Tax Income-FTE                       894,992           848,193           705,650           619,090            520,003
Tax Equivalent Adjustment                 61,164            51,078            45,127            37,615             29,553
                                     ------------------------------------------------------------------------------------
Income Before Income Taxes               833,828           797,115           660,523           581,475            490,450
Applicable Income Taxes                  287,316           267,736           217,647           192,458            164,704
                                     ------------------------------------------------------------------------------------
Net Income                           $   546,512       $   529,379       $   442,876       $   389,017       $    325,746
                                     ====================================================================================
Operating Earnings *                 $   652,298       $   529,379       $   474,135       $   389,017       $    325,746
                                     ------------------------------------------------------------------------------------

REGULATORY CAPITAL DATA ($000S)
Tier 1 Capital                         3,648,480         3,082,730         2,764,558         2,458,874          2,121,345
Tier 2 Capital                           577,016           590,232           577,363           610,035            353,940
                                     ------------------------------------------------------------------------------------
  Total Risk-Based Capital           $ 4,225,496       $ 3,672,962       $ 3,341,921       $ 3,068,909       $  2,475,285
                                     ====================================================================================
  Total Risk-Adjusted Assets         $29,257,928       $27,335,898       $23,355,708       $20,918,979       $ 17,874,938
Leverage Ratio                             10.09%             9.15%             8.84%             9.28%              9.25%
Tier 1 Risk-Based Capital Ratio            12.47%            11.28%            11.84%            11.75%             11.87%
Total Risk-Based Capital Ratio             14.44%            13.44%            14.31%            14.67%             13.85%

FIFTH THIRD BANCORP
YEAR ENDED
--------------------------------------------

                                              -------------------------------------------------------------------------------------
                                                   1998              1997               1996             1995              1994
                                              -------------------------------------------------------------------------------------
BALANCE SHEET - ASSETS ($000S)
Cash and Cash Equivalents                     $   1,045,368     $     963,840     $   1,085,847     $     875,291     $     941,689
Available-for-Sale Securities                    11,183,935        10,215,015         9,456,784         6,870,255         2,396,384
Held-to-Maturity Securities                         121,880           315,913           688,829           605,885         4,070,378
Other Short-Term Investments                        164,760           211,528           352,903           307,064           279,575
                                              -------------------------------------------------------------------------------------
  Total Securities                               11,470,575        10,742,456        10,498,516         7,783,204         6,746,337
                                              -------------------------------------------------------------------------------------
    Total Cash and Securities                    12,515,943        11,706,296        11,584,363         8,658,495         7,688,026
Loans Held for Sale                                 588,972           315,156            93,279           390,938            55,541
Loans and Leases Held for Investment
  (before reserve)                               22,356,524        21,898,954        20,207,880        18,422,675        16,389,089
                                              -------------------------------------------------------------------------------------
  Total Loans and Leases                         22,945,496        22,214,110        20,301,159        18,813,613        16,444,630
Loan Loss Reserve                                  (331,621)         (312,264)         (284,284)         (271,006)         (245,925)
Goodwill                                            167,827           111,837            77,360            83,420            64,988
Other Intangibles                                   247,365           255,246           277,049            86,254            48,369
                                              -------------------------------------------------------------------------------------
  Total Intangible Assets                           415,192           367,083           354,409           169,674           113,357
Mortgage Servicing Rights                            81,657            73,348            57,280            31,268            41,330
Other Real Estate Owned                              12,622            13,798            22,762            21,202            28,973
Other Assets                                      1,452,977         1,117,802         1,099,362           878,725           728,065
                                              -------------------------------------------------------------------------------------
    Total Assets                              $  37,092,266     $  35,180,173     $  33,135,051     $  28,301,971     $  24,798,456
                                              =====================================================================================
BALANCE SHEET - LIABILITIES ($000S)
Deposits                                      $  24,495,784     $  24,289,566     $  23,306,020     $  20,825,573     $  18,063,542
Borrowings:
  Short-Term                                      4,514,636         4,391,386         4,263,311         2,474,043         3,174,550
  Long-Term                                       3,063,590         2,305,341         1,795,069         1,781,708           969,811
Convertible Subordinated Debentures                 172,500                --                --                --                --
Other Liabilities                                 1,050,702           835,340           635,238           562,010           410,873
                                              -------------------------------------------------------------------------------------
    Total Liabilities                         $  33,297,212     $  31,821,633     $  29,999,638     $  25,643,334     $  22,618,776
                                              =====================================================================================
BALANCE SHEET - EQUITY ($000S)
Common Equity                                     3,758,293         3,437,551         3,124,960         2,634,795         2,246,585
Net Unrealized Gains (Losses) on
  Securities Available for Sale                      94,720           105,569            10,630            23,842           (66,905)
Treasury Stock, at Cost                             (57,959)         (184,580)             (177)               --                --
                                              -------------------------------------------------------------------------------------
Total Shareholders' Equity                    $   3,795,054     $   3,358,540     $   3,135,413     $   2,658,637     $   2,179,680
                                              =====================================================================================
Common Shares Outstanding (net of treasury)     302,064,369       297,760,466       303,013,639       290,579,395       282,869,895
Treasury Shares Held                                922,028         5,424,885             8,844                --                --

FIFTH THIRD BANCORP
YEAR ENDED
----------------------------------------

                                         -------------------------------------------------------------------------------------
                                                   1998           1997             1996            1995            1994
                                         -------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET ($000'S)
Taxable Securities                       $  10,379,152     $   9,731,043     $   8,823,177     $   6,489,508     $   5,343,293
Tax Exempt Securities                          673,195           538,700           646,106           614,162           499,883
Loans & Leases                              22,542,611        21,129,681        19,632,693        17,641,384        15,466,674
Other Earning Assets                           255,654           346,241           333,649           281,441           308,697
                                         -------------------------------------------------------------------------------------
Total Earning Assets                        33,850,612        31,745,665        29,435,625        25,026,495        21,618,547
                                         -------------------------------------------------------------------------------------
Cash and Due from Banks                        884,254           727,910           744,674           767,418           747,303
Other Assets                                 1,752,598         1,495,234         1,380,721           949,430           798,532
Reserve for Credit Losses                     (319,867)         (292,320)         (280,485)         (257,885)         (238,740)
                                         -------------------------------------------------------------------------------------
  Total Assets                           $  36,167,597     $  33,676,489     $  31,280,535     $  26,485,458     $  22,925,642
                                         =====================================================================================
Interest Checking                        $   3,347,400     $   2,921,380     $   2,598,806     $   2,231,242     $   2,368,532
Savings                                      4,082,081         3,023,342         2,696,634         1,679,057         2,008,867
Money Market Deposits                        1,821,374         2,666,815         2,915,344         2,747,673         2,372,389
Other Consumer Time                          9,353,237         9,912,459         9,740,352         8,240,829         7,173,858
CDs $100,000 & Over                          1,930,045         1,560,393         1,444,592         1,107,924           628,565
Foreign Deposits                               232,381           401,741           522,216           780,475           529,434
Short-Term Borrowings                        5,101,509         4,481,564         3,577,166         3,258,147         2,519,201
Long-Term Borrowings                         2,494,953         2,114,867         1,732,919         1,277,027           898,368
                                         -------------------------------------------------------------------------------------
  Total Interest-Bearing Liabilities        28,362,980        27,082,561        25,228,029        21,322,374        18,499,214
Demand Deposits                              3,308,743         2,832,970         2,539,569         2,223,145         1,952,151
Other Liabilities                              951,392           677,756           611,438           491,846           389,117
                                         -------------------------------------------------------------------------------------
  Total Liabilities                         32,623,115        30,593,287        28,379,036        24,037,365        20,840,482
                                         -------------------------------------------------------------------------------------
Common Equity                                3,544,482         3,083,202         2,901,499         2,448,093         2,085,160
                                         -------------------------------------------------------------------------------------
  Total Liabilities & Shareholders'
    Equity                               $  36,167,597     $  33,676,489     $  31,280,535     $  26,485,458     $  22,925,642
                                         =====================================================================================

Average Loans and Leases
  (excluding held for sale)              $  22,188,229     $  20,972,385     $  19,485,730     $  17,524,154     $  15,275,086

Average Shares Outstanding
  Basic                                    301,334,859       297,864,106       299,174,576       285,500,909       280,625,800
  Diluted                                  308,751,636       302,827,072       305,760,252       295,251,724       290,285,582

FIFTH THIRD BANCORP
YEAR ENDED
----------------------------------------

                                                  ----------------------------------------------------------------------------
                                                        1998           1997             1996            1995            1994
                                                  ----------------------------------------------------------------------------
ASSET QUALITY ($000s)
Non-Accrual Loans                                   $  77,177       $ 102,059        $  98,819       $ 107,638       $  58,291
Renegotiated Loans                                      1,195           1,795            3,062           2,274           2,870
Other Real Estate Owned                                12,622          13,798           22,762          21,202          28,973
                                                  ----------------------------------------------------------------------------
  Total Non-Performing Assets                          90,994         117,652          124,643         131,114          90,134
Loans 90+ Days Past Due                                87,002          55,779           48,060          25,893          18,255
                                                  ----------------------------------------------------------------------------
  Total NPAs Plus Loans Over 90 Days                $ 177,996       $ 173,431        $ 172,703       $ 157,007       $ 108,389
                                                  ============================================================================

LOAN PORTFOLIO ($ IN MILLIONS)
  (net of unearned discount)
Construction & Land Development                     $     826       $     723        $     708       $     623       $     540
Commercial Mortgages                                    2,193           1,779            1,697           1,619           1,852
Commercial Loans & Leases                               6,974           6,925            6,280           5,404           4,152
Residential Mortgages                                   6,200           6,849            6,120           5,800           5,602
Home Equity Loans                                       1,705           1,335              886             626             481
Credit Card Outstandings                                  360             370              437             395             337
Other Consumer                                          4,687           4,233            4,173           4,347           3,480
                                                  ----------------------------------------------------------------------------
  Total Loans & Leases                              $  22,945       $  22,214        $  20,301       $  18,814       $  16,444
                                                  ============================================================================

NON-PERFORMING LOANS ($000s)
  (non-accrual plus renegotiated)
Construction & Land Development                     $     542       $   3,152        $   9,324       $   2,354       $   4,789
Commercial Mortgages                                   14,452          12,152           18,208          34,371          18,937
Commercial Loans & Leases                              36,928          49,562           39,487          41,846          16,357
Residential                                            22,655          35,450           30,431          26,867          18,197
Installment                                             3,795           3,538            4,431           4,474           2,881
                                                  ----------------------------------------------------------------------------
Total                                               $  78,372       $ 103,854        $ 101,881       $ 109,912       $  61,161
                                                  ============================================================================

NET CHARGE-OFFS ($000s)
Commercial Real Estate                              $   8,198       $   5,812        $   2,529       $   1,910       $     391
Commercial Loans & Leases                              38,406          11,965           11,984           7,362           8,526
Residential Mortgages                                   1,364           3,928            2,931           3,123             928
Consumer                                               38,903          52,748           49,449          24,755          10,871
Leases                                                 22,958          16,719           10,419           3,691           1,479
                                                  ----------------------------------------------------------------------------
  Total                                             $ 109,829       $  91,172        $  77,312       $  40,841       $  22,195
                                                  ============================================================================
Gross Charge-Offs                                     142,791         121,707          103,556          58,047          40,597
Recoveries                                            (32,962)        (30,535)         (26,244)        (17,206)        (18,402)
                                                  ----------------------------------------------------------------------------
  Net Charge-Offs                                   $ 109,829       $  91,172        $  77,312       $  40,841       $  22,195
                                                  ============================================================================

* - 1998 includes the effect of 2Q merger-related charge-offs of $5,952.